GOODWILL	6 Months Ended
Jun. 30, 2024
Disclosure of reconciliation of changes in goodwill [abstract]
GOODWILL	GOODWILL
The following table presents the carrying amount for our company’s goodwill:

	As of
US$ MILLIONS	June 30, 2024	December 31, 2023
Balance at beginning of the period	$1,726	$518
Acquisitions through business combinations(1)	—	1,163
Foreign currency translation and other	(68)	45
Ending Balance	$1,658	$1,726
1.Refer to Note 3, Acquisition of Businesses, for further details
Goodwill is evaluated for impairment annually or more often if events or circumstances indicate there may be impairment. Impairment is determined by assessing if the carrying value of cash generating units, including allocated goodwill, exceeds its recoverable amount determined as the greater of the estimated fair value less costs of disposal or the value in use. There were no impairment indicators noted during the six-month period ended June 30, 2024.